Special Charges	12 Months Ended
Dec. 31, 2012
Special Charges

4. Special Charges

During the year ended December 31, 2012, we recorded special charges totaling $29.6 million, of which $5.0 million was non-cash. The charges reflect actions we took to realign our workforce to address current business demands and global macro-economic conditions impacting our Forensic and Litigation Consulting, Strategic Communications and Technology segments, to address certain targeted practices within our Corporate Finance/Restructuring and Economic Consulting segments, and to reduce excess real estate capacity. These actions include the termination of 116 employees, the consolidation of leased office space within nine office locations and certain other actions. The special charges consisted of:

•

$18.4 million of salary continuance and other contractual employee related costs, including loan forgiveness and accelerated recognition of compensation cost of share-based awards, associated with the reduction in workforce of 116 employees; and

•	$11.2 million of expense associated with lease costs related to the consolidation of leased office space in nine office locations.

During the year ended December 31, 2011, we recorded special charges of $15.2 million, of which $4.8 million was non-cash. The charges reflect actions we took to reduce overhead in connection with the realignment of certain senior management on a global basis and to align our workforce with expected market trends, primarily in our Corporate Finance/Restructuring segment.

During the year ended December 31, 2010, we recorded special charges of $51.1 million, of which $31.4 million was non-cash. The non-cash charges primarily included trade name impairment charges related to our global FTI Consulting branding strategy and other strategic branding decisions. The remaining charges related to a realignment of our workforce and a consolidation of four office locations. The charges reflect actions we took to support our corporate positioning, as well as actions taken to better align capacity with expected demand, to eliminate certain redundancies resulting from acquisitions and to provide for appropriate levels of administrative support.

The following table details the special charges by segment:

	For the years ended December 31,
	2012	2011	2010
Corporate Finance/Restructuring	$11,332	$9,440	$8,561
Forensic and Litigation Consulting	8,276	839	6,196
Economic Consulting	991	2,093	6,667
Technology	3,114	—	15,913
Strategic Communications	4,712	—	9,044

	28,425	12,372	46,381
Unallocated Corporate	1,132	2,840	4,750

Total	$29,557	$15,212	$51,131

The total cash outflow associated with the 2012 special charges is expected to be $24.3 million, of which $9.3 million has been paid as of December 31, 2012. $6.9 million is expected to be paid in 2013, $2.6 million is expected to be paid in 2014, $1.2 million is expected to be paid in 2015, and the remaining balance of $4.3 million related to lease costs will be paid from 2016 to 2025. In addition, the remaining liability of $0.2 million related to the 2011 and 2010 special charges is expected to be paid during 2013. A liability for the current and noncurrent portions of the amounts has been included in “Accounts payable, accrued expenses and other” and “Other liabilities,” respectively, on the Consolidated Balance Sheets. Activity related to the liability for these costs for the years ended December 31, 2012 and 2011 is as follows:

	Employee Termination Costs	Lease Termination Costs	Total
Balance December 31, 2010	$1,920	$2,762	$4,682
Additions	10,370	—	10,370
Payments	(7,388)	(2,646)	(10,034)
Foreign currency translation adjustment and other	(144)	(116)	(260)

Balance December 31, 2011	4,758	—	4,758

Additions	14,276	10,274	24,550
Payments	(11,803)	(1,757)	(13,560)
Foreign currency translation adjustment and other	(535)	—	(535)

Balance December 31, 2012	$6,696	$8,517	$15,213